SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 1998




                              ORPHAN MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


            Minnesota                            0-24760                           41-1784594
 (State or other jurisdiction of        (Commission file number)        (I.R.S. employer identification
          incorporation)                                                            number)


                Suite 475,
          13911 Ridgedale Drive,
              Minnetonka, MN                      55305                      (612) 513-6900
 (Address of principal executive offices)       (zip code)          (Registrant's telephone number,
                                                                          including area code)

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                                 Not Applicable
          (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------



Item 5. Other Events.

         On July 23, 1998 (the "First Issuance Date"), the Company completed the sale to UBS Capital II LLC ("UBS Capital") of a private placement of $7.5 million of Senior Convertible Preferred Stock (the "Preferred Shares"). The private placement agreement also gives UBS Capital the right to invest up to an additional $4.5 million within 90 days of the First Issuance Date. The Preferred Shares are convertible, at the option of the holders, into shares of the Company's Common Stock at a per share price equal to the lesser of $11.78 or 110% of the average last sale price of the 20 trading days prior to October 21, 1998. There is a minimum conversion price of $8.50 per share. The Preferred Shares have anti-dilution and change of control protection, and bear a dividend of 7.5% per annum, payable semi annually, which during the first two years may be paid either in cash or by issuing additional Preferred Shares. In the third year and thereafter, the dividend may be paid either in cash or by issuing Common Stock valued at the then current market price. Ten years from the First Issuance Date (July 23, 2008), the Company must elect to either (1) require the conversion of all unconverted Preferred Shares into Common Stock upon the payment by the Company, in cash or by issuing Common Stock, of a $3.0 million conversion fee, which is subject to adjustment, or (2) redeem for cash the holder's unconverted Preferred Shares for $1,000 per share plus accrued dividends. An affiliate of UBS Capital will be paid on closing a four percent arrangement fee based on amounts invested. UBS Capital is entitled to designate an individual to serve on the Company's Board of Directors.


Item 7. Financial Statements and Exhibits

(a)   Financial Statements of Orphan Medical, Inc. - Unaudited Balance Sheet

         The unaudited balance sheet as of July 31, 1998 reflects the impact to the Company's capital structure for the issuance of 7,500 shares of Senior Convertible Preferred Stock on July 23, 1998 from which the Company received funds totaling approximately $7,125,000, net of estimated offering costs of $375,000. In addition, the Company estimates it will pay approximately $75,000 in additional offering costs in subsequent months, which will be accounted for as a reduction to additional paid in capital.

         The balance sheet does not include all of the information, footnotes and adjustments (consisting of normal, recurring accruals) required by generally accepted accounting principles for complete financial statements. The balance sheet should be read in conjunction with the Company's Annual Report on Form 10-K and its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the periods ended December 31, 1997 and June 30, 1998, respectively.

                                 BALANCE SHEETS
                              ORPHAN MEDICAL, INC.
                          (A Development Stage Company)
                                    UNAUDITED

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
                                                                                   July 31,
                                                                                      1998
                                                                                   (Unaudited)
                                                                                 ----------------
       ASSETS
       Current assets:
          Cash and cash equivalents                                                 $  4,059,832
          Available-for-sale securities                                                6,055,303
          Accounts receivable, less allowance for doubtful accounts of $20,376           509,637
          Other receivables                                                               18,439
          Inventories                                                                    265,895
          Prepaid expenses                                                                70,024
                                                                                 ----------------
       Total current assets                                                           10,979,130

       Property and equipment:
          Property and equipment                                                         534,007
          Accumulated depreciation                                                      (212,652)
                                                                                 ----------------
                                                                                         321,355
                                                                                 ----------------

       Total assets                                                                $  11,300,485
                                                                                 ================

       LIABILITIES AND SHAREHOLDERS' EQUITY
       Current liabilities:
          Chronimed Inc. obligation - current portion                              $   1,137,857
          Accounts payable and accrued expenses                                        2,537,689
          Accrued payroll and related taxes                                               52,732
                                                                                 ----------------
       Total current liabilities                                                       3,728,278

       Non current liabilities:
          Chromined Inc. obligation                                                            -

       Commitments

       Shareholders' equity:
          Senior Convertible Preferred Stock, $.01 par value; 14,400 shares
            authorized; 7,500 shares issued and outstanding                                   75
          Common Stock, $.01 par value; 25,000,000 shares authorized;
            6,249,718 shares issued and outstanding                                       62,497
          Additional paid-in capital                                                  37,999,876
          Deficit accumulated during the development stage                           (30,488,063)
                                                                                 ----------------
                                                                                       7,574,385
          Unrealized gain (loss) on available-for-sale securities                         (2,178)
                                                                                 ----------------
       Total shareholders' equity                                                      7,572,207
                                                                                 ----------------
       Total liabilities and shareholders' equity                                  $  11,300,485
                                                                                 ================


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


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 1998                             ORPHAN MEDICAL, INC.


                                                     /s/ John H. Bullion
                                                     John H. Bullion
                                                     Chief Executive Officer